RBC Global Asset Management
RBC Global Equity Funds
Summary Prospectus
July 29, 2025
RBC International Small Cap Equity Fund
Class A:	RISSX
Class I:	RISIX
Class R6:	RISRX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at https://dfinview.com/usrbcgam. You can also get this information at no cost by calling 1-800-422-2766 or by sending an email request to rbcgamusinfo@rbc.com. The Fund’s current Prospectus and Statement of Additional Information, both dated July 28, 2025, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.
As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved the Fund shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund Summary
RBC International Small Cap Equity Fund
Investment Objective
The Fund seeks to provide long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the RBC Funds. More information about these and other discounts is available from your financial intermediary and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 101 of the Fund’s Prospectus.
	Class A	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)[1]	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.89%	0.89%	0.89%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	4.17%	3.67%	3.88%
Total Annual Fund Operating Expenses[2]	5.31%	4.56%	4.77%
Fee Waiver and/or Expense Reimbursement[3]	(4.07) %	(3.57) %	(3.83) %
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.24%	0.99%	0.94%
1
A 1.00% Contingent Deferred Sales Charge ("CDSC") is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid.
2
Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which have been adjusted to reflect non-recurring expense estimates.
3
The Adviser has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 1.24% of the Fund’s average daily net assets for Class A shares, 0.99% for Class I shares and 0.94% for Class R6 shares. This expense limitation agreement is in place until July 31, 2026 and may not be terminated by the Adviser prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. The Adviser is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of 3 years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the

Fund Summary
RBC International Small Cap Equity Fund
repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$694	$1,729	$2,758	$5,302
Class I	$101	$1,053	$2,015	$4,455
Class R6	$96	$1,091	$2,090	$4,610
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of small companies located throughout the world, excluding the United States. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The Fund currently considers “small companies” to be those within the market capitalization range of the MSCI ACWI ex USA Small Cap Index at the time of initial purchase by the Fund. As of June 30, 2025, the market capitalization range of the MSCI ACWI ex USA Small Cap Index was approximately $62.3 million to $12.2 billion. The Fund determines where a company is located, and thus, whether a company is considered to be located outside the United States by considering whether: (i) it is organized under the laws of or maintains its principal office in a country located outside the United States; (ii) its securities are principally traded on trading markets in countries located outside the United States; (iii) it derives at least 50% of its total revenue or profits from either goods produced or services performed or sales made in countries located outside the United States; or (iv) it has at least 50% of its assets in countries located outside the United States. For companies that are organized under the laws of or maintain their principal office in the United States, the Fund will only consider (iii) and (iv) above.

Fund Summary
RBC International Small Cap Equity Fund
The equity securities in which the Fund may invest include common stock, preferred stock, convertible securities, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, participation notes, warrants and rights. The Fund will invest in at least three countries. The Fund also will be diversified by sector and country within certain ranges of the MSCI ACWI ex-US Small Cap Index as determined by the Adviser.
The Fund will normally invest in a portfolio of equity securities denominated in both the U.S. Dollar and currencies of other developed countries, and in currencies of the local emerging market countries.
The investment process of the Fund is primarily based on fundamental research, although the Sub-Adviser will also consider quantitative and technical factors. The Sub-Adviser will also assess the economic outlook for each region, including expected growth, market valuations and economic trends. Stock selection decisions are ultimately based on an understanding of the company, its business and its outlook. The Sub-Adviser may sell securities for a number of reasons such as a change in the business model, a more attractive opportunity arises, portfolio construction benefits and less perceived potential upside.
The Sub-Adviser considers material environmental, social and governance (“ESG”) factors as part of the investment process. The ESG factors deemed material to the Fund are at the discretion of the Sub-Adviser. Material ESG factors are considered as part of the investment analysis for applicable securities.
Principal Risks
The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:
Equity Market Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The values of equity securities, including common stocks and preferred stocks, convertible securities, depositary receipts, participation notes, warrants, rights, and initial public offerings, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political, environmental and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscation of assets and property and other government restrictions, or from problems in registration, settlement or custody.

Fund Summary
RBC International Small Cap Equity Fund
Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.
Emerging Markets Risk. The Fund invests in emerging markets.  The securities markets of most emerging market countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in emerging market countries. These risks are not normally associated with investments in more developed countries.
Depositary Receipts Risk. Depositary receipts, such as American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), and European depositary receipts (“EDRs”), may be issued in sponsored or unsponsored programs. They may be traded in the over-the-counter (“OTC”) market or on a regional exchange, or may otherwise have limited liquidity. The prices of depositary receipts may differ from the prices of securities upon which they are based. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are exchange traded or OTC may also subject the Fund to liquidity risk. This risk is enhanced in connection with OTC depositary receipts.
Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Small Company Risk. The risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities of larger companies, due to narrow markets and limited

Fund Summary
RBC International Small Cap Equity Fund
resources of smaller companies. The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.
Liquidity Risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that subsequently became less liquid) at an advantageous time or price or achieve its desired level of exposure to a certain sector.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. Dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
Valuation Risk. The Fund’s assets may include equity securities traded in foreign markets that close prior to the U.S. markets and when the Fund’s net asset value is calculated. In order to take into account any significant events occurring after the close of trading in a foreign market, these securities are valued using adjusted fair value prices received from an independent pricing vendor and are categorized as Level 2 in the fair value hierarchy. As a result, there is a risk that the values at which these investments are sold may be significantly different to the estimated fair values of these investments.
Custodial Risk. The Fund may invest in markets where custodian and/or settlement systems are not fully developed. The assets of the Fund which are traded in such markets and which have been entrusted to sub-custodians, in circumstances where the use of such sub-custodians is necessary, may be exposed to risk in circumstances whereby the custodian will have no liability.
Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, tariffs and other trade barriers, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Sub-Adviser’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.
Performance Information
The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare

Fund Summary
RBC International Small Cap Equity Fund
with those of two indices. The MSCI ACWI ex USA Net Total Return USD Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The MSCI ACWI ex USA Small Cap Total Return Net Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The returns for Class A and Class R6 shares may be different than the returns of Class I shares shown in the bar chart and performance table because fees and expenses of the three classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting https://us.rbcgam.com/mutual-funds/ or by calling 1-800-422-2766.
Annual Total Returns – Class I Shares

During the period shown in the chart for the Class I Shares of the Fund:
	Quarter	Returns
Best quarter:	Q4 2023	13.35%
Worst quarter:	Q4 2024	(5.89) %
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Year to date for performance class:
RBC International Small Cap Equity Fund - I	6/30/2025	19.42%
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Performance Table
The table below shows after-tax returns for Class I shares only. Before-tax returns for Class A shares assume applicable maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred

Fund Summary
RBC International Small Cap Equity Fund
on the sale of the shares. The inception date for Class A, Class I and Class R6 shares is December 14, 2022.
Average Annual Total Returns (for the periods ended December 31, 2024)
	Past Year	Since Inception
Class I Before Taxes	10.63%	9.32%
Class I After Taxes on Distributions	10.50%	9.18%
Class I After Taxes on Distributions and Sale of Shares	6.82%	7.31%
Class A Before Taxes	3.99%	5.95%
Class R6 Before Taxes	10.69%	9.37%
MSCI All Country World ex-USA NR Index (reflects no deduction for fees, expenses or taxes; inception calculated from December 14, 2022)	5.53%	8.68%
MSCI All Country World ex USA Small Cap Index (reflects no deduction for fees, expenses or taxes; inception calculated from December 14, 2022)	3.36%	7.94%

Management
Investment Adviser
RBC Global Asset Management (U.S.) Inc.
Investment Sub-Adviser
RBC Global Asset Management (UK) Limited
The Sub-Adviser uses “associated persons” employed by an affiliate in its provision of investment advisory services to the Fund under a “participating affiliate” arrangement.
Portfolio Manager
The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:
• David Lambert, Managing Director & Senior Portfolio Manager, Head of European Equities, has been the portfolio manager of the Fund, has been the portfolio manager of the Fund since 2022.
For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page 52 of the Fund’s Prospectus.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.
For important information about “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 52 of the Fund’s Prospectus.

Fund Summary
RBC International Small Cap Equity Fund
Important Additional Information
Purchase and Sale of Fund Shares
You may purchase or redeem (sell) shares of the Funds on any business day by phone (1-800-422-2766), by mail (RBC Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252) or by wire. The following table provides the Funds’ minimum initial and subsequent investment requirements, which may be reduced or modified in some cases.
Minimum Initial Investment:
Class A	$1,000 ($250 for IRA)
Class I	$100,000 $0 for Qualified Retirement Plans
Class R6	$250,000 for Institutional Investors[1] $0 for Eligible Investors[1]
Minimum Subsequent Investment:
Class A	None
Class I	None
Class R6	None

1
For more information about Institutional Investors and Eligible Investors, see “Additional Policies About Transactions” on page 82 of the Fund’s Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.